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                                                                   Exhibit 10.49

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                               THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                           Dated as of August 22, 2001

                                      Among

                              PC CONNECTION, INC.,
                                  the Borrower

                                       and

                         CITIZENS BANK OF MASSACHUSETTS,
                                    as Agent

                                       and

                           THE LENDERS PARTIES HERETO



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             THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
             ------------------------------------------------------

     This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is entered into as of August 22, 2001 by and among PC CONNECTION, INC., a Delaware corporation (the "Borrower"), CITIZENS BANK OF MASSACHUSETTS, CITIZENS BANK NEW HAMPSHIRE, and FLEET NATIONAL BANK (successor by merger to Fleet Bank - NH) (together, the "Lenders" and each, a "Lender") and CITIZENS BANK OF MASSACHUSETTS as Agent (the "Agent").

                                    Recitals
                                    --------

     The Borrower, the Lenders and the Agent are parties to an Amended and Restated Loan Agreement dated as of February 25, 2000, as amended (the "Loan Agreement"). The Borrower, the Lenders and the Agent desire to amend the Loan Agreement as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Article 3, the Borrower, the Lenders and the Agent hereby amend the Loan Agreement as follows:

     Section 1. Minimum Consolidated Net Income. Section 7.2 of the Loan
                -------------------------------
Agreement is hereby deleted in its entirety and replaced as follows:

     Section 7.2. Minimum Consolidated Net Income. As of each date indicated
                  -------------------------------
below, for the twelve months ending on that date, the Borrower and its Subsidiaries shall maintain the Consolidated Net Income indicated:

                Date                     Minimum Net Income
                ----                     ------------------

                June 30, 2001            $19,000,000
                September 30, 2001       $ 7,000,000
                December 31, 2001        $ 5,000,000
                March 31, 2002           $ 5,000,000
                Thereafter               $ 5,000,000


     Section 2. Miscellaneous.
                -------------

          (a) The Borrower agrees that each of the Loan Documents shall remain in full force and effect after giving effect to this Third Amendment.

          (b) This Third Amendment represents the entire agreement among the parties hereto relating to this Third Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Third Amendment.

                                       1

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          (c)   The Borrower agrees to pay to the Agent at the time of execution of this Third Agreement an amendment fee in the amount of $35,000, to be distributed by the Agent to the Lenders pro rata according to each Lender's Commitment Percentage.

          (d) The Borrower agrees to pay on demand all of the Agent's reasonable expenses in preparing, executing and delivering this Third Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel.

          (e) The Borrower hereby confirms to the Agent that the representations and warranties of the Borrower set forth in
                Article 5 of the Loan Agreement (as amended and supplemented hereby) are true and correct as of the date hereof, as if set forth herein in full.

          (f) The Borrower has reviewed the provisions of this Third Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

          (g) The Borrower represents and warrants that the execution, delivery or performance by the Borrower of any of the obligations contained in this Third Amendment or in any Loan Document do not require the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

          (h) This Third Amendment shall be a Loan Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

                                  [END OF TEXT]

                                       2

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     IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Third
Amendment to Amended and Restated Loan Agreement to be executed by their duly authorized officers as of the date first set forth above.


                                   PC CONNECTION, INC.

                                   By:    /s/ Jack L. Ferguson
                                          -------------------------------------
                                   Name:  Jack L. Ferguson
                                   Title: Treasurer


                                   CITIZENS BANK OF MASSACHUSETTS, as Agent

                                   By:    /s/ Michael St. Jean
                                          -------------------------------------
                                   Name:  Michael St. Jean
                                   Title: Vice President


                                   CITIZENS BANK OF MASSACHUSETTS, as Lender

                                   By:    /s/ Michael St. Jean
                                          -------------------------------------
                                   Name:  Michael St. Jean
                                   Title: Vice President

                                   28 State Street
                                   13th Floor
                                   Boston, MA 02109
                                   Telecopier No:
                                   Attention:


                                   CITIZENS BANK NEW HAMPSHIRE

                                   By:    /s/ Gary Inamorati
                                          -------------------------------------
                                   Name:  Gary Inamorati
                                   Title: Vice President

                                   875 Elm Street
                                   Manchester, NH 03101
                                   Telecopier No: 603-594-7504
                                   Attention: Pat Bonner

                                       3

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                                   FLEET NATIONAL BANK (as successor by
                                   merger to Fleet Bank - NH)

                                   By:    /s/ Kenneth R. Sheldon
                                          -------------------------------------
                                   Name:  Kenneth R. Sheldon
                                   Title: Vice President

                                   1155 Elm Street
                                   Manchester, NH 03101
                                   Telecopier No:
                                   Attention:




                                       4

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                                      SCHEDULE 2

Ratio of Consolidated                 Applicable               Applicable LIBOR
   Senior Debt to                     Prime Rate                     Rate
 Consolidated EBITDA                    Margin                      Margin
---------------------                 ----------                ---------------
Greater than or equal to 2.0x               0%                        2.00%

Greater than or equal to 1.5x           (0.25%)                       1.75%
but less than 2.0x

Greater than or equal to 1.0x           (0.50%)                       1.50%
but less than 1.5x

Greater than or equal to 0.5x           (0.75%)                       1.25%
but less than 1.0x

Less than 0.5x                          (1.00%)                       1.00%

     The ratio of Consolidated Senior Debt to Consolidated EBITDA shall be determined by taking the daily average Consolidated Senior Debt at the end of each fiscal quarter and dividing it by historical rolling twelve-month Consolidated EBITDA. The initial ratio of Consolidated Senior Debt to Consolidated EBITDA (the "Ratio") will be determined based on first quarter of fiscal year 1999 financial statements; thereafter the Ratio shall be determined three (3) Business Days after the date on which the Agent receives financial statements pursuant to Sections 6.1(b) and 6.2 and a certificate from the Chief Financial Officer of the Borrower demonstrating the Ratio. If the Borrower has not submitted to the Agent the information described above as and when required under Sections 6.1(b) and 6.2, as the case may be, the Applicable Margin shall be determined by the Agent in its discretion for so long as such information has not been received by the Agent. The Applicable Margin shall be adjusted, if applicable, as of the first day of the month following the date of determination described in the two preceding sentences. In all circumstance, with respect to determination of the Applicable Margin, the Applicable Margin will be adjusted retroactively to the beginning of the applicable quarter.